SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934


     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to ss.240.14a-12


                                  POZEN(R) Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


     Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

             ---------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

             ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ---------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

             ---------------------------------------------------------------
         (5) Total fee paid:

             ---------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             ---------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

             ---------------------------------------------------------------
         (3) Filing Party:

             ---------------------------------------------------------------
         (4) Date Filed:

             ---------------------------------------------------------------

                                  POZEN(R) Inc.
                        6330 Quadrangle Drive, Suite 240
                        Chapel Hill, North Carolina 27514


                 --------------------------------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 --------------------------------------------
     NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock, each having a par value of $0.001 per share, of POZEN Inc. (the "Company") will be held at the Company's headquarters, 6330 Quadrangle Drive, Suite 240, Chapel Hill, North Carolina 27514, on April 25, 2001 at 10:00 a.m. local time, to consider and take action with respect to the following:


     1. To elect a class of one director, for a term of three years, such elected director to serve until his successor shall be elected and qualified.


     2. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2001.


     3. To conduct such other business as may properly come before the Annual Meeting or any adjournments thereof.


     Holders of common stock of record at the close of business on March 28, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.


                                            By Order of the Board of Directors,


                                            /s/ Fred D. Hutchison


                                            Fred D. Hutchison
                                            Secretary


Chapel Hill, North Carolina
Dated: April 4, 2001



                             YOUR VOTE IS IMPORTANT.
                   PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY
                  CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                  POZEN(R) Inc.
                        6330 Quadrangle Drive, Suite 240
                        Chapel Hill, North Carolina 27514


           -----------------------------------------------------------
                                 PROXY STATEMENT
                             Mailed on April 4, 2001
           Annual Meeting of Stockholders to be held on April 25, 2001
           -----------------------------------------------------------
    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of POZEN Inc. (the "Company") to be used at the Annual Meeting of the holders of shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company to be held on April 25, 2001 and at any adjournment thereof. The time and place of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.


     The expense of soliciting proxy cards ("proxies"), including the costs of preparing, assembling and mailing the Notice, Proxy Statement and proxy, will be borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or telegraph. The Company may arrange for the reimbursement of persons holding shares beneficially owned by others for their expenses in sending proxy materials to such beneficial owners.


                                  VOTING RIGHTS


     Only stockholders of the Company as of the close of business on March 28, 2001, the record date ("Record Date") fixed by the Board of Directors of the Company (the "Board"), are entitled to notice of and to vote at the Annual Meeting. As of March 28, 2001, there were 27,872,276 shares of the Common Stock issued and outstanding and no other outstanding classes of voting securities of the Company. Each holder of the Common Stock is entitled to one vote per share on each matter presented at the Annual Meeting.


     The presence of the holders of a majority of the issued and outstanding shares of the Common Stock in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.


     The affirmative vote of the holders of a plurality of the shares of the Common Stock present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of directors. Cumulative voting for the election of directors is not permitted. A majority of the votes cast in person or by duly executed proxies is required for approval of the proposal to ratify our independent accountants.


     Shares entitled to vote represented by proxies that are properly executed and returned before the Annual Meeting will be voted at the Annual Meeting as directed therein. If no vote is specified therein, the shares will be voted "FOR" the election of the nominee for director named in this Proxy Statement, "FOR" the ratification of the independent public accountants and, at the discretion of the designated proxies, for any other matter that may properly come before the meeting. Shares represented by proxies which are marked "WITHHELD" with regard to the election of the nominees for director will be excluded entirely from that vote and will have no effect.


     The Board does not know of any other business to be presented for consideration at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will be voted on such matters in the discretion of the proxy holders. The Delaware General Corporation Law provides that, unless otherwise provided in the proxy and unless the proxy is coupled with an interest, a stockholder may revoke a proxy previously given at any time prior to its exercise at the Annual Meeting. A stockholder who has given a proxy may revoke it at any time before it is exercised by delivering to any of the persons named as proxies, or to the Company addressed to the Secretary, an instrument revoking the proxy, by appearing at the Annual Meeting and voting in person or by executing a later dated proxy which is exercised at the Annual Meeting.


                             PRINCIPAL STOCKHOLDERS


     The stockholders named in the following table are those known to the Company to be the beneficial owners of 5% or more of the Common Stock. Unless otherwise indicated, the information is as of February 21, 2001. For purposes of this table, and as used elsewhere in this Proxy Statement, the term "beneficial owner" means any person who, directly or indirectly, has or shares the power to vote, or to direct the voting of, a security or the power to dispose, or to direct the disposition of, a security or has the right to acquire shares within sixty (60) days. Except as otherwise indicated, the Company believes that each owner listed below exercises sole voting and dispositive power over its shares.

           Name and Address of              Amount and Nature of        Percent of
            Beneficial Owner                Beneficial Ownership     The Common Stock
----------------------------------------   ----------------------   -----------------
John R. Plachetka, Pharm.D.                    3,875,508 (1)               13.9%
POZEN Inc.
6330 Quadrangle Drive, Suite 240
Chapel Hill, NC 27514

MEDGROWTH S.A.                                 3,206,685 (2)               11.5
c/o Bellevue Asset Management AG
Grafenauweg 4
CH-6301 Zug
Switzerland

Canaan Equity II L.P.                          2,361,552 (3)                8.5
105 Rowayton Avenue
Rowayton, CT 06853

Vector Later-Stage Equity Fund II, L.P.        1,785,405 (4)                6.4
1751 Lake Cook Road, Third Floor
Deerfield, IL 60015

--------
(1) This amount, which is reflected in a report on Schedule 13G that was filed on February 14, 2001 with respect to ownership as of December 31, 2000 by Silver Hill Investments, LLC, John R. Plachetka, and Clare A. Plachetka, consists of (i) 3,855,508 shares owned by Silver Hill Investments, LLC, which is 50% owned by the John R. Plachetka Irrevocable Trust, 40% owned by John R. Plachetka through his assignee, the Revocable Declaration of Trust, John R. Plachetka, Trustee, and 10% owned by his wife, Clare A. Plachetka, through her assignee, the Clare A. Plachetka Revocable Declaration of Trust, Clare A. Plachetka, Trustee, and (ii) 20,000 shares owned by the John R. Plachetka Irrevocable Trust. John R. Plachetka may be deemed a beneficial owner of all of these shares. John R. Plachetka and Clare A. Plachetka claim shared voting and dispositive power.
(2) This amount, which is reflected in a report on Schedule 13G that was filed on November 13, 2000 by MEDGROWTH S.A. and BB Medtech AG, a holding company located in Switzerland of which MEDGROWTH S.A. is a wholly owned subsidiary, consists of 3,206,685 shares as to which BB Medtech AG and MEDGROWTH S.A. claim shared voting and dispositive power.
(3) This amount, which is reflected in a report on Schedule 13G that was filed on February 14, 2001 with respect to ownership as of December 31, 2000 by Canaan Equity II L.P. ("CE II"), Canaan Equity II L.P. (QP) ("CE II QP"), Canaan Equity II Entrepreneurs LLC ("Entrepreneurs"), Canaan Equity
    Partners II LLC ("CEP II"), and Messrs. Harry T. Rein, John V. Balen,
    James C. Furnivall, Stephen L. Green, Deepak Kamra, Gregory Kopchinsky,
    Guy M. Russo and Eric A. Young (the individuals collectively, the "Partners"), consists of 2,361,552 shares as to which the reporting persons have shared voting and dispositive power. CEP II is the general partner of CE II and CE II QP and the manager of Entrepreneurs. The Partners are the managers of CEP II and four of the Partners also report sole voting and dispositive power with respect to an aggregate of 13,000 shares of the Common Stock.
(4) This amount, which is reflected in a report on Schedule 13G that was filed on February 14, 2001 with respect to ownership as of December 31, 2000 by Vector Later-Stage Equity Fund II, L.P. ("VLSEF"), Vector Later-Stage Equity Fund II (QP), L.P. ("VLSEF QP") and Vector Fund Management II, L.L.C. ("VFM"), consists of (i) 446,351 shares as to which VLSEF claims shared voting and dispositive power; (ii) 1,339,054 shares as to which VLSEF QP claims shared voting and dispositive power; and (iii) 1,785,405 shares as to which VFM claims shared voting and dispositive power. The general partner of each of VLSEF and VLSEF QP is VFM, which is controlled by a committee of limited partners of VLSEF and VLSEF QP.


                          STOCK OWNERSHIP OF DIRECTORS,
                   NOMINEE FOR DIRECTOR AND EXECUTIVE OFFICERS


     The following table and notes thereto set forth information, as of February 21, 2001 (except as specified below), with respect to the beneficial ownership of shares of the Common Stock by each director, the nominee for director and each executive officer named by the Company in the Summary Compensation Table (the "Named Executive Officers") and, as a group, by the directors and executive officers, based upon information furnished to the Company by such persons. Except as otherwise indicated, we believe that each beneficial owner listed below exercises sole voting and dispositive power.



                                                                          Amount of Beneficial Ownership as of
                                                                                   February 21, 2001
                                                                        ----------------------------------------
      Name of                                                                 Number of          Percentage of
Beneficial Owner (1)                                                           Shares           The Common Stock
---------------------------------------------------------------------   --------------------   -----------------
John R. Plachetka, Pharm.D. .........................................      3,875,508 (2)             13.9%
Kristina M. Adomonis ................................................         33,725 (3)              *
John E. Barnhardt ...................................................        132,089 (4)              *
Matthew E. Czajkowski ...............................................        109,336 (5)              *
Andrew L. Finn, Pharm.D. ............................................         55,085 (6)              *
Jacques F. Rejeange .................................................        420,021 (7)              1.5%
Bruce A. Tomason ....................................................         39,183 (8)              *
Peter J. Wise, M.D. .................................................        578,856                  2.1%
Ted G. Wood .........................................................          1,500                  *
All Directors and Executive Officers as a Group (9 persons) .........      5,245,303 (9)             18.8%

--------
  * Less than 1%.
(1) Unless otherwise set forth herein, the street address of the named beneficial owners is c/o POZEN Inc., 6330 Quadrangle Drive, Suite 240, Chapel Hill, North Carolina 27514.
(2) Consists of (i) 3,855,508 shares of the Common Stock owned by Silver Hill Investments, LLC, which is 50% owned by the John R. Plachetka Irrevocable Trust, 40% owned by John R. Plachetka through his assignee, the Revocable Declaration of Trust, John R. Plachetka, Trustee, and 10% owned by his wife, Clare A. Plachetka, through her assignee, the Clare A. Plachetka Revocable Declaration of Trust, Clare A. Plachetka, Trustee, and (ii) 20,000 shares owned by the John R. Plachetka Irrevocable Trust. John R. Plachetka and Clare A. Plachetka have shared voting and dispositive power.
(3) Consists of 33,725 shares of the Common Stock issuable pursuant to options exercisable within 60 days.
(4) Consists of 49,398 shares of the Common Stock and 82,691 shares issuable pursuant to options exercisable within 60 days.
(5) Consists of 59,873 shares of the Common Stock and 49,463 shares issuable pursuant to options exercisable within 60 days.
(6) Includes 55,085 shares of the Common Stock issuable pursuant to options exercisable within 60 days.

(7) Includes 384,048 shares of the Common Stock owned by Florham Holdings Ltd., a family trust of Mr. Rejeange. Mr. Rejeange may be deemed to be a beneficial owner of these shares. Mr. Rejeange disclaims such beneficial ownership. Also includes 35,973 shares issuable pursuant to options exercisable within 60 days.
(8) Includes 3,000 shares of the Common Stock owned by Mr. Tomason and 210 shares of the Common Stock owned by Mr. Tomason's daughter who shares his household. Mr. Tomason disclaims beneficial ownership of the 210 shares of the Common Stock held by his daughter. Also includes 35,973 shares of the Common Stock issuable pursuant to options exercisable within 60 days.
(9) Includes 292,910 shares of the Common Stock issuable pursuant to options exercisable within 60 days.

                                   PROPOSAL 1
                      NOMINATION AND ELECTION OF DIRECTORS


     The Company's Amended and Restated Certificate of Incorporation provides that the Board shall consist of not less than three nor more than fifteen members divided into three Classes: Class I, Class II and Class III. The Board is authorized to increase or decrease the total number of directors within the three to fifteen range as well as the number of directors in each class provided that no one class shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, the extra director shall be a member of Class I if such a fraction is one-third, and, if such fraction is two-thirds, another director shall be a member of Class II, unless otherwise provided from time to time by resolution adopted by the Board. The Board has fixed the number of directors at five members.

     The one directorship expiring this year is presently filled by Ted G. Wood. The Board has nominated Ted G. Wood as nominee for election at this Annual Meeting to the class of directors whose term expires in 2004.

     Mr. Wood has informed the Company that he is willing to serve for the term to which he is nominated if he is elected. If the nominee for director should become unavailable for election or is unable to serve as a director, the shares represented by proxies voted in favor of that nominee will be voted for any substitute nominee that may be named by the Board.

     The information appearing in the following tables and the notes thereto has been furnished to the Company, where appropriate, by the nominee for director and the directors continuing in office with respect to: (i) the present principal occupation or employment of the nominee and each continuing director and, if such principal occupation or employment has not been carried on during the past five years, the occupation or employment during such period, (ii) the names and principal businesses of the corporations or other organizations in which such occupation or employment is carried on and/or has been carried on during the past five years, and (iii) the directorships held by each respective nominee or continuing director on the boards of publicly held and certain other corporations and entities:


                        NOMINEE FOR ELECTION AS DIRECTOR
                            FOR A TERM OF THREE YEARS

                                                                                                    If Elected,
                                                                                   Served as        Term Expires
                                                                                    Director     At Annual Meeting
Name and Principal Occupation                                                        Since       Of Stockholders in
-------------------------------------------------------------------------------   -----------   -------------------
Ted G. Wood, age 63                                                                  2000              2004
 President of The United Operating Companies in Bristol, Virginia, a holding company engaged through its operating subsidiaries in the oil and gas, golf, real estate development and roofing supply businesses, since June 28, 1998;
 from January 1996 to June 28, 1998, consultant to The United Company.

Vote Required for Approval

     The affirmative vote of the holders of a plurality of the shares of the Common Stock present in person or represented by duly executed proxies at the Annual Meeting and entitled to vote is required for the election of the nominee as director of the Company.

     The Board of Directors recommends a vote "FOR" the election of the nominee for Director.


                         DIRECTORS CONTINUING IN OFFICE

                                                                                  Served as        Term Expires
                                                                                   Director     At Annual Meeting
Name and Principal Occupation                                                       Since       Of Stockholders in
------------------------------------------------------------------------------   -----------   -------------------

Jacques F. Rejeange, age 61                                                         1997              2002
  Chairman of the Board between December 1999 and December 2000. Since
  1994, President of Florham Consulting S.A., a healthcare consulting company based in Areuse, Switzerland.

Bruce A. Tomason, age 53                                                            1997              2002
  President of Apollo Capital Corporation, a healthcare investment banking and venture capital company, since 1991. Between 1996 and 1998, President and
  Chief Executive Officer of One Call Medical, Inc., a medical management company specializing in workers' compensation.

John R. Plachetka, Pharm.D., age 47                                                 1996              2003
  Chairman of the Board since January 2001 and Co-founder, President and
  Chief Executive Officer of the Company since 1996. Vice President of
  Development at Texas Biotechnology Corporation from 1993 to 1995.

Peter J. Wise, M.D., age 66                                                         1996              2003
  Vice Chairman of the Board since January 2001; Co-founder of the Company since 1996. President and Chief Operating Officer of Pharmaceutical Product
  Development, Inc. from 1993 to 1996.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


     The Board held nine meetings during the year ended December 31, 2000. During the year, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he served as a director and (ii) the total number of meetings held by any committee of the Board on which he served.

     The committees of the Board, their principal functions and their respective memberships are described below.


Audit Committee

   The members of the audit committee are as follows:

   Bruce A. Tomason, Chairman
   Jacques F. Rejeange
   Ted G. Wood

     The Audit Committee oversees the Company's financial reporting process and systems of internal controls, and oversees the independence and performance of the Company's independent public accountants. The Audit Committee provides an open avenue of communication among the independent public accountants, financial and senior management and the Board. The members of the Audit Committee are independent as defined by The Nasdaq National Market's listing standards. A copy of the Audit Committee's charter, which was adopted by the Board, is attached as Exhibit A to this proxy statement. The Audit Committee held two meetings during the year ended December 31, 2000.


Compensation Committee

   The members of the compensation committee are as follows:

   Peter J. Wise, M.D., Chairman
   Jacques F. Rejeange
   Bruce A. Tomason

     The Compensation Committee is responsible for the evaluation, approval and administration of salary, incentive compensation, bonuses, benefit plans and other forms of compensation for our officers, directors and other key employees. The Compensation Committee is also responsible for granting stock options and other awards under our 1996 Stock Option Plan and our 2000 Equity Compensation Plan. The Compensation Committee held two meetings during the year ended December 31, 2000.


                       EXECUTIVE AND DIRECTOR COMPENSATION

     Set forth below is the report of the Compensation Committee with respect to executive compensation.

     Notwithstanding anything to the contrary, the following report of the Compensation Committee, the stock performance graph under the section entitled "Stock Performance Graph" and the report of the Audit Committee under the section entitled "Audit Committee Report" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


                          COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION


     The Compensation Committee is currently comprised of three directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. Our principal responsibilities include reviewing the Company's compensation practices, recommending compensation for executives and key employees, making recommendations to the Board of Directors with respect to major compensation and benefit programs, and administering the Company's stock option plans.

     The Compensation Committee's compensation packages for our executive officers are designed to retain and attract top quality management and to encourage them to contribute to the achievement of the Company's business objectives. In addition, the Committee attempts to establish compensation packages that are comparable to the packages received by executives of similar companies.

     In compensating its executive officers, the Company relies on a combination of salary and incentives designed to encourage efforts to achieve both the Company's short-term and long-term goals. The compensation structure attempts to reward both individual contributions as well as overall Company performance. Traditional measures of corporate performance, such as earnings per share or sales growth, are less applicable to the performance of development stage pharmaceutical companies such as the Company, than to mature pharmaceutical companies or companies in other industries. As a result, in making executive compensation decisions, the Committee evaluates other indications of performance, such as achieving milestones in the development and commercialization of the Company's drug candidates and raising the capital needed for its operations. The Compensation Committee also reviews and considers input and recommendations from the Company's Chief Executive Officer concerning executive compensation.

     The basic components of the Company's compensation packages for executive officers include the following:

    o Base Salary
    o Bonuses
    o Stock Options
    o Benefits

     Each executive officer's compensation package contains a mix of these components and is intended to provide a level of compensation competitive in the industry. The Compensation Committee has recently commissioned a complete review of the compensation packages of its senior executives to ensure that its compensation levels and components are commensurate with those offered to senior executives at companies of comparable size and development in similar industries.

     Base salary and increases in base salary for 2000 were determined based on both individual and Company performance. The Committee considered the following factors, among others, in setting the base salaries for executive officers during 2000: progress in the clinical development of the Company's product candidates, success in capital raising necessary to the growth of development of the Company, and any special expertise or contributions of a particular executive.

     Bonuses are awarded by the Committee based upon its evaluation of the performance of each executive officer and the achievement of the Company's and the executives' goals during the year. In January 2001, bonuses totaling $263,720 were awarded to the Named Executive Officers for achievements in 2000, which included the continued clinical progress of MT 100 and the Company's other product candidates, along with the successful completion of the Company's initial public offering.

     The granting of stock options aligns the long-term interests of each officer with the interests of our stockholders and provides long-term incentives for the individual officer to remain with us. Grants are generally made to all employees on their date of hire based on salary level and position. All employees, including executive officers, are eligible for subsequent discretionary grants, which are generally based on either individual or corporate performance.

     Benefits offered to our executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to our executive officers are substantially the same as those offered to all of our regular employees.


                  2000 COMPENSATION TO CHIEF EXECUTIVE OFFICER

     In reviewing and recommending Dr. John R. Plachetka's salary and bonus and in awarding him stock options for fiscal year 2000, the Compensation Committee followed its overall compensation philosophy. During the year ended December 31, 2000, Dr. Plachetka received a salary of $248,880. For his contributions during the 2000 fiscal year, Dr. Plachetka earned a $102,220 bonus, which was paid in January 2001. In August 2000, Dr. Plachetka was granted options to purchase 47,215 shares of the Common Stock at an exercise price of $3.74, under the terms of the Company's Stock Option Plan. The options will become exercisable in equal installments over three years on the anniversary date of the date of grant. The Compensation Committee recommended this option grant to secure the long-term services of the Company's

Chief Executive Officer and to recognize his efforts in connection with capital-raising. Dr. Plachetka, through his interest in Silver Hill Investments, LLC, also holds a substantial equity interest in the Company. See "Principal Stockholders."

                                            The Compensation Committee:


                                            Peter J. Wise, M.D., Chairman
                                            Jacques F. Rejeange
                                            Bruce A. Tomason


Executive Compensation

     Summary of Compensation. The following table summarizes the compensation paid to or earned during the last two fiscal years by our Chief Executive Officer and all of our other executive officers whose salary and bonus exceeded $100,000 in fiscal 2000. We refer to these persons as the Named Executive Officers.


                          SUMMARY COMPENSATION TABLE*

                                                                                            Long Term
                                               Annual Compensation                         Compensation
                                            --------------------------                    -------------
                                                                                            Securities
   Name and Principal Position                              Bonus ($)     Other Annual      Underlying      All Other
          During 2000               Year     Salary ($)        (1)        Compensation      Options(#)     Compensation
--------------------------------   ------   ------------   -----------   --------------   -------------   -------------
John R. Plachetka, Pharm.D.,       2000       $248,880      $102,220               --         47,215                --
 Chief Executive Officer           1999        240,000        60,000               --             --                --

Kristina M. Adomonis,              2000        178,615        26,792               --             --                --
 Senior Vice President,            1999         94,800        18,960               --        101,175                --
 Business Development (2)

John E. Barnhardt,                 2000        125,000        25,000               --          6,745                --
 Vice President, Finance           1999        108,200        21,640               --         33,725                --
 and Administration

Matthew E. Czajkowski,             2000        139,390        47,708               --        148,390                --
 Chief Financial Officer,
  Senior Vice President,
  Finance and Administration (3)

Andrew L. Finn, Pharm.D.,          2000        210,000        62,000               --        134,900                --
 Executive Vice President,
  Product and Development

--------
  * All share numbers reflect the 1.349-for-1 split of the Common Stock effected on October 6, 2000.
(1) Bonuses are reported in the year earned, even if actually paid in a subsequent year. Bonuses earned in 2000 were paid in January 2001.
(2) Kristina M. Adomonis' employment began in June 1999, and the figures in the table above reflect only compensation paid to her from her date of hire until December 31, 2000.
(3) Matthew E. Czajkowski's employment began in March 2000, and the figures in the table above reflect only compensation paid to him from his date of hire until December 31, 2000.
(4) Dr. Andrew L. Finn's employment began in January 2000, and the figures in the table above reflect only compensation paid to him from his date of hire until December 31, 2000.

     Stock Options. The following table provides information related to options for shares of the Common Stock granted to the Named Executive Officers during 2000:

                       OPTION GRANTS IN LAST FISCAL YEAR*

                                                                                                     Potential Realizable
                                                         % of Total                                    Value at Assumed
                                          Number of       Options                                    Annual Rates of Stock
                                          Securities     Granted to                                 Price Appreciation for
                                          Underlying     Employees     Exercise                         Option Term (2)
                                           Options       In Fiscal       Price      Expiration   -----------------------------
Name                                     Granted (#)        Year       ($/share)     Date (1)        5% ($)         10% ($)
-------------------------------------   -------------   -----------   ----------   -----------   -------------   -------------
John R. Plachetka, Pharm.D. .........       47,215           9.7%      $  3.74        8/2005      $1,226,992      $2,058,376
Kristina M. Adomonis ................           --            --            --            --              --              --
John E. Barnhardt ...................        6,745           1.4          4.25       10/2010         171,845         290,614
Matthew E. Czajkowski ...............      148,390          30.5          2.02        3/2010       4,111,490       6,724,412
Andrew L. Finn, Pharm.D. ............      134,900          27.7          1.48        1/2010       3,810,564       6,185,947

--------
  * All share numbers and exercise prices reflect the 1.349-for-1 split of the Common Stock effected on October 6, 2000.
(1) Each of these options is exercisable in cumulative installments of one-third each beginning on the first anniversary of the grant date and continuing on the next two anniversary dates. Each option has a term of ten years except for Dr. Plachetka's option, which has a term of five years.
(2) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock price appreciation of 5% and 10%. These assumed rates of growth were selected by the Securities and Exchange Commission (the "SEC") for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Company's stock price.

     The following table provides information related to any stock options for shares of the Common Stock exercised by the Named Executive Officers during 2000 and certain information about unexercised options held by the Named Executive Officers at December 31, 2000:


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES*

                                                                          Number of
                                                                          Securities
                                                                          Underlying        Value of Unexercised
                                                                         Unexercised            In-the-Money
                                            Shares                    Options at FY-End       Options at FY-End
                                           Acquired        Value             (#)                     ($)
                                         On Exercise     Realized        Exercisable/           Exercisable/
Name                                         (#)            ($)         Unexercisable         Unexercisable (1)
-------------------------------------   -------------   ----------   -------------------   ----------------------
John R. Plachetka, Pharm.D. .........           --       $     --         -- / 47,215           $ -- / $685,274
Kristina M. Adomonis ................           --             --     33,725 / 67,450       585,481 / 1,170,963
John E. Barnhardt ...................       49,398        892,128     68,640 / 32,038       1,232,043 / 535,523
Matthew E. Czajkowski ...............           --             --        -- / 148,390            -- / 2,408,918
Andrew L. Finn, Pharm.D. ............           --             --     6,745 / 138,273       121,852 / 2,322,851

--------
  * All numbers have been adjusted to reflect the 1.349-for-1 split of the Company's Common Stock effected on October 6, 2000.
(1) "In-the-money" options are options whose base (or exercise) price was less than the market price of the Common Stock at December 31, 2000. The value of such options is calculated based on a stock price of $18.25, which was the closing price of the Common Stock on The Nasdaq National Market on December 31, 2000.

Compensation of Directors

     We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending our meetings. We also pay each of our non-employee directors a fee for each meeting attended, which currently is $1,500 for each meeting attended in person and $750 if attendance is by telephone. Additionally, each of our non-employee Board members currently receives annually options to purchase 20,000 shares of our Common Stock for their services as directors, granted as of the date of the initial Board meeting in each calendar year.


Employment Arrangements

     Under an executive employment agreement dated April 1, 1999, we agreed to employ John R. Plachetka, Pharm.D. as our Chief Executive Officer for three years from the date of the agreement at an annual base salary of $240,000, which is subject to performance and merit-based increases. Upon Dr. Plachetka's involuntary resignation or termination of employment without cause, if the Company's headquarters is relocated more than 50 miles from its current location, or if Dr. Plachetka's duties are substantially reduced, the executive employment agreement provides for payment of a lump sum severance benefit equivalent to one year of his annual base salary plus the average of the annual bonus awarded to him over the prior two years, as described further in the executive employment agreement. The agreement automatically renews for successive one-year terms after the expiration of the initial three-year term, unless either party terminates the agreement.

                             STOCK PERFORMANCE GRAPH


     The following graph compares the yearly change in the total stockholder return on the Company's Common Stock during the period from October 11, 2000 through December 31, 2000, with the total return on the Nasdaq Stock Market (U.S.) Index, the Nasdaq Biotechnology Index and the Nasdaq Pharmaceutical Index. The comparison assumes that $100 was invested on October 10, 2000 in our Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.


                 COMPARISON OF 2 MONTH CUMULATIVE TOTAL RETURN*
            AMONG POZEN INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                         THE NASDAQ BIOTECHNOLOGY INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX


            [Line graph appears here with the following plot points]

                                  10/10/00         10/00         11/00          12/00
 POZEN INC.                       $ 100.00       $ 106.67       $ 97.50       $ 121.67
 NASDAQ STOCK MARKET (U.S.)       $ 100.00       $  91.75       $ 70.73       $  67.01
 NASDAQ BIOTECHNOLOGY             $ 100.00       $  91.86       $ 79.75       $  82.45
 NASDAQ PHARMACEUTICAL            $ 100.00       $  90.42       $ 79.84       $  83.26

*$100 INVESTED ON 10/10/00 IN STOCK OR 9/30/00
IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS.
PERIOD ENDED DECEMBER 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     In March and August 2000, as part of our sale of an aggregate of 4,187,212 shares of our series E and series F convertible preferred stock at a price of $6.95 per share:

  o We sold an aggregate of 1,428,058 shares of our series E and series F convertible preferred stock, which converted into 2,361,552 shares of the Common Stock (inclusive of shares of the Common Stock issued in respect of dividends payable on such preferred stock) upon the completion of our initial public offering, to Canaan Equity II L.P., Canaan Equity II L.P.
    (QP) and Canaan Equity II Entrepreneurs LLC. The general partner of each of these entities is Canaan Equity Partners II LLC. These entities acquired these shares on the same terms as other purchasers in these transactions.

  o We sold an aggregate of 1,079,138 shares of our series E and series F convertible preferred stock, which converted into 1,785,405 shares of the Common Stock (inclusive of shares of the Common Stock issued in respect of dividends payable on such preferred stock) upon the completion of our initial public offering, to Vector Later-Stage Equity Fund II, L.P. and Vector Later-Stage Equity Fund II (QP), L.P. The general partner of each of these entities is Vector Fund Management II, L.L.C. These entities acquired these shares on the same terms as other purchasers in these transactions.

  o We sold 35,971 shares of our series E convertible preferred stock, which converted into 59,873 shares of the Common Stock (inclusive of shares of the Common Stock issued in respect of dividends payable on such preferred stock) upon the completion of our initial public offering, to Matthew E. Czajkowski, our Senior Vice President and Chief Financial Officer. Mr. Czajkowski acquired these shares on the same terms as the other purchasers in this transaction.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of the Company's outstanding shares of the Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership in the Company's Common Stock and other equity securities. Specific due dates for these records have been established and the Company is required to report in this proxy statement any failure to file by these dates in 2000. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, there were no reports required under
Section 16(a) of the Exchange Act which were not timely filed during the fiscal year ended December 31, 2000, with the following exception: an amended Form 3 was filed by John E. Barnhardt on December 9, 2000 to reflect an option grant that had inadvertently been omitted from the initial Form 3 filed by Mr. Barnhardt.

                             AUDIT COMMITTEE REPORT

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In addition, the Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     In this context, the Committee has met and held discussions with management and the independent public accountants. Management represented to the Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Committee has discussed with the independent public accountants the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Committee discussed with the Company's independent public accountants the overall scope and plans for their audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based upon the Committee's discussions with management and the independent public accountants and the Committee's review of the representations of management and the report of the independent public accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.


                                            The Audit Committee:


                                            Bruce A. Tomason, Chairman
                                            Jacques F. Rejeange
                                            Ted G. Wood



                                   PROPOSAL 2
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     Upon the recommendation of the Audit Committee of the Board, and subject to the ratification by the stockholders, the Board has appointed Ernst & Young LLP as the Company's independent public accountants to examine the Company's financial statements for the fiscal year ending December 31, 2001. Ernst & Young LLP has served as the Company's independent public accountants since 1997. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from those attending the meeting.

Ernst & Young LLP Fees Related to Fiscal 2000

     Audit Fees:

     The aggregate audit fees billed, or to be billed, by our independent auditors for professional services in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews conducted by the independent auditors of the financial statements included in the Company's quarterly reports on Form 10-Q required to be filed by the Company during fiscal 2000 totaled $75,251.


     Financial Information Systems Design and Implementation Fees:

     The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.


     All Other Fees:

     The aggregate of all other fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services ($23,784) and professional services provided in connection with the Company's initial public offering and a registration statement on Form S-8 during fiscal 2000 ($435,319) totaled $459,103.

     The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining the independence of Ernst & Young LLP.


                  CERTAIN DEADLINES FOR THE 2002 ANNUAL MEETING

     Any stockholder proposal submitted to the Company pursuant to SEC Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy statement and proxy relating to the Company's 2002 Annual Meeting must be received by the Company no later than the close of business on December 5, 2001. If the Company does not receive notice of any non-Rule 14a-8 matter that a stockholder wishes to raise at the Annual Meeting in 2002 by February 18, 2002, the proxy holders will retain discretionary authority to vote proxies on any such matter if it is raised at the 2002 Annual Meeting.


                                  OTHER MATTERS

     The Board does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Stockholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

     To the extent that information contained in this Proxy Statement is within the knowledge of persons other than the management of the Company, the Company has relied on such persons for the accuracy and completeness thereof.

     Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's annual report on Form 10-K, including the financial statements and schedules required to be filed with the SEC pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good faith representation that, as of the Record Date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:


                         Department of Finance and Administration
                         POZEN Inc.
                         6330 Quadrangle Drive, Suite 240
                         Chapel Hill, North Carolina 27514

     You are asked to advise us if you intend to attend the Annual Meeting. For directions to the Annual Meeting, please call James Watson at (919) 490-0012.

     You are urged to sign and return your proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.


                                            By Order of the Board of Directors,


                                            /s/ Fred D. Hutchison


                                            Fred D. Hutchison
                                            Secretary


Dated: April 4, 2001

                                                                       EXHIBIT A


                                   POZEN INC.
                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER


1. PURPOSE

The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of POZEN Inc. (the "Company") in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

   (a) Serve as an independent and objective party to oversee the integrity of the Company's financial reporting process and systems of internal controls.

   (b) Oversee the independence and performance of the Company's independent auditors.

   (c) Provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

Consistent with these duties and functions, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

The Committee has the authority to retain at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary to assist in the performance of its duties and responsibilities. In addition, the Committee has the authority to conduct any investigation it deems necessary in fulfilling its duties and responsibilities.

2. COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The Committee members shall meet the requirements of The National Association of Securities Dealers.

Each member of the Committee shall be able to read and understand financial statements, including a company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in that member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. The Chair of the Committee shall be elected by the Board.

3. MEETINGS

The Committee shall meet at least four (4) times annually, or more frequently as circumstances dictate. Minutes of each meeting shall be prepared and sent to Committee members and to all members of the Company's Board. Copies of the minutes are to be provided to the independent auditors. As part of its job to foster open communication, the Committee should meet privately in executive session at least annually with management and the independent auditors and as a committee to discuss any matters that the Committee or any of these groups believes should be discussed privately.

4. RESPONSIBILITIES

The Committee's primary responsibility is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. In addition, the Committee recognizes that financial management, as well as the independent auditors, have more time, knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

To fulfill its responsibilities the Committee shall:

   (a) Documents/Reports Review

       1. Review this Charter periodically, at least annually, as conditions dictate. Publish it in accordance with the Securities and Exchange Commission's regulations.

       2. Review the Company's annual audited financial statements.

       3. In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

       4. Review with financial management and the independent auditors, when appropriate, the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements on Form 10-Q prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the Committee for purposes of this review.

   (b) Independent Auditors

       1. Review the independence and performance of the auditors, annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant and approve the fees and other compensation to be paid to the independent auditors. The independent auditors are ultimately accountable to the Board and the Committee as representatives for the Company's stockholders.

       2. Be responsible for insuring the receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Statement No. 1, and for engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditors.

       3. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

       4. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company's financial statements.

   (c) Financial Reporting Processes

       1. In consultation with the independent auditors, review the integrity of the Company's financial reporting processes.

       2. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

       3. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors and management.

   (d) Process Improvement

       1. Following completion of the annual audit, review separately with management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

       2. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

       3. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

   (e) Ethical and Legal Compliance

       1. Annually prepare a report to stockholders as required by the Securities and Exchange Commission.

       2. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

       3. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

       4. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 POZEN(R), Inc.
                                  COMMON STOCK

   This proxy is Solicited on Behalf of the Board of Directors for the Annual
                   Meeting of Stockholders on April 25, 2001

   YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD.

                                      PROXY

The undersigned hereby appoints John R. Plachetka, Pharm.D. and Matthew E. Czajkowski, and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at the headquarters of POZEN Inc., 6330 Quadrangle Drive, Suite 240, Chapel Hill, North Carolina 27514, on Wednesday, April 25, 2001 at 10:00am local time, and at any adjournment thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

The proxies will vote "FOR" the election of the nominee as Director and "FOR" the ratification of the selection of independent public accountants if the applicable boxes are not marked, and at their discretion on any other matter that may properly come before the Annual Meeting.

[ ]MARK HERE IF YOU PLAN TO ATTEND THE MEETING
[ ]MARK HERE FOR ADDRESS CHANGE AND NOTE ON REVERSE SIDE


SEE REVERSE SIDE                                                SEE REVERSE SIDE

[X]      PLEASE MARK VOTES AS IN THIS EXAMPLE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.       Election of the Nominee as Director.

         NOMINEE:  Ted G. Wood
         [ ]FOR NOMINEE    [ ]WITHHELD FROM NOMINEE

2. To ratify the Board of Directors' selection of Ernst & Young LLP as independent public accountants of the Company for the Company's fiscal year ending December 31, 2001.
         [ ]FOR                     [ ]AGAINST                [ ]ABSTAIN


                                                    Date: ________________, 2001


                                                                 Signature


                                                     Signature (if jointly held)


                                           Please sign and return this Proxy
                                           Card so that your shares can be
                                           represented at the Annual Meeting.
                                           If signing for a corporation or
                                           partnership or as an agent, attorney
                                           or fiduciary,indicate the capacity
                                           in which you are signing. If you vote
                                           by ballot, such vote will represent
                                           this proxy.

   PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE TO STOCKTRANS, INC., 44 WEST LANCASTER AVENUE, ARDMORE, PA 19003, SO
              THAT YOUR SHARES CAN BE REPRESENTED AT THE MEETING.



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